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                                                                   Exhibit 99.1






                                  CONFIDENTIAL
                                  ------------





                   Maidenform Worldwide, Inc. and Subsidiaries




                     April 1998 Financial Reporting Package












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                     April 1998 Financial Reporting Package

                                    Contents




Schedule                                                                    Page
--------                                                                    ----
April 1998 Month
             - Income Statement                                                1
             - Balance Sheet                                                   2
             - Cash Flow Statement                                             3

April 1998 YTD
             - Income Statement                                                4
             - Cash Flow Statement                                             5


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                   Maidenform Worldwide, Inc. and Subsidiaries
                        April 1998 Month Income Statement
                                 (in thousands)


                                                                Actual

           Net sales                                         $     16,351
           Cost of sales                                           11,060
                                                             -------------

           Gross profit                                             5,291
               %                                                     32.4%

           Operating expenses
               Design                                                 319
               General and administrative                           1,387
               Advertising                                             81
               Coop - advertising                                     393
               Selling                                              1,190
               Selling - Retail                                     1,631
               Distribution                                           913
                                                             -------------
               Total                                                5,914
                                                             -------------
           Loss before
               interest and taxes (EBIT)                             (623)

           Interest expense                                           428
           Reorganization cost                                        295
                                                             -------------
           Pretax loss                                             (1,346)

           Taxes                                                       48
                                                             -------------
           Net loss                                          $     (1,394)
                                                             -------------
                                                             -------------

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                                        (1)
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                   Maidenform Worldwide, Inc. and Subsidiaries
                    Balance Sheets for the Periods Indicated
                                 (in thousands)


                                                                April 1998
                                                                ----------
                                                                   Actual
                                                                   ------
        ASSETS
        Current assets
              Cash and cash equivalents                        $       4,332
              Accounts receivable, net                                17,583
              Inventories, net                                        70,542
              Other current assets                                     3,261
              Insurance receivable                                     3,863
                                                               -------------
                  Total current assets                                99,581
        Property, plant & equipment, net                              32,446
        Other assets                                                   4,684
                                                               -------------
              Total assets                                     $     136,711
                                                               -------------
                                                               -------------

        LIABILITIES
        Current liabilities
              Liabilities not subject to compromise Current Liabilities:
                   Accounts payable                            $       6,162
                   Accrued expenses                                   11,994
                  Cash collateral loan                                29,637
                  Revolver                                            13,622
                                                               -------------
                        Total current liabilities                     61,415
              Liabilities subject to compromise                      216,010
              Other liabilities                                          604
                                                               -------------
              Total liabilities                                      278,029
                                                               -------------

        EQUITY
        Stock                                                              5
        Paid in capital                                               40,899
        Accumulated deficit                                         (173,178)
        Year to date loss                                             (9,044)
           Total  deficit                                           (141,318)
                                                               -------------
                  Total liabilities and deficit                $     136,711
                                                               -------------
                                                               -------------


                                        (2)
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                    Maidenform Worldwide, Inc. & Subsidiaries
                    April 1998 Month Statement of Cash Flows
                                 (in thousands)

                                                                                             Actual
Operating Activities
Net loss                                                                                $    (1,394)
Adjustments to reconcile net loss to net cash
    used in operating activities:
     Depreciation and amortization                                                               95
     Changes in operating assets and liabilities:
       Increase in accounts receivable                                                         (326)
       Decrease in inventories                                                                  540
       Increase in prepaid expenses and other assets                                           (583)
       Increase (Decrease) in accounts payable, accrued expenses, taxes and sundry
        liabilities                                                                             845
                                                                                        -----------
Net cash used in operating activities                                                          (823)
                                                                                        -----------
Investing activities
Proceeds from destruction of facility                                                         1,000
Additions to property, plant and equipment (Net)                                                (82)
                                                                                        -----------
Net cash used in investing activities                                                           918
                                                                                        -----------
Financing activities
Net Borrowings (repayments) under revolving credit loan                                        (112)
                                                                                        -----------
Net cash provided by (used in) financing activities                                            (112)
                                                                                        -----------

Decrease in cash                                                                                (17)
Cash at beginning of period                                                                   4,349
                                                                                        -----------
Cash at end of period                                                                    $    4,332
                                                                                        -----------
                                                                                        -----------
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                                        (3)
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                   Maidenform Worldwide, Inc. and Subsidiaries
                         April 1998 YTD Income Statement
                                 (in thousands)


                                                      Actual

Net sales                                           $    60,967
Cost of sales                                            43,638
                                                    -----------
Gross profit                                             17,329
 %                                                         28.4%
Operating expenses
 Design                                                   1,314
 General and administrative                               5,209
 Advertising                                                421
 Coop - advertising                                       1,526
 Selling                                                  4,574
 Selling - Retail                                         6,348
 Distribution                                             3,886
                                                    -----------
 Total                                                   23,278
                                                    -----------
Loss before
 interest and taxes                                      (5,949)
Interest expense                                          1,655
Reorganization cost                                       1,240
Pretax loss                                              (8,844)
Taxes                                                       200
                                                    -----------
                                                    -----------
Net loss                                            $    (9,044)
                                                    -----------
                                                    -----------



                                        (4)
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                    Maidenform Worldwide, Inc. & Subsidiaries
                     April 1998 YTD Statement of Cash Flows
                                 (in thousands)


                                                               Actual

Operating Activities
Net loss                                                      $ (9,044)
Adjustments to reconcile net loss to net cash used in
   operating activities:
     Depreciation and amortization                               1,402
     Changes in operating assets and liabilities:
       Increase in accounts receivable                            (634)
       Increase in inventories                                  (3,287)
       Increase in prepaid expenses and other assets               (33)
       Decrease in accounts payable, accrued expenses, taxes
        and sundry liabilities                                    (471)
                                                             ----------
Net cash used in operating activities                          (12,067)
                                                             ----------


Investing activities
Proceeds from destruction of facility                            1,000
Additions to property, plant and equipment (Net)                  (433)
                                                             ----------
Net cash provided by (used in) investing activities                567
                                                             ----------

Financing activities
Net borrowings under revolving credit loan                       8,731
                                                             ----------
Net cash provided by financing activities                        8,731
                                                             ----------

Decrease in cash                                                (2,769)
Cash and Cash Equivalents at beginning of year                   7,101
                                                             ----------
Cash and Cash Equivalents at end of period                    $  4,332
                                                             ----------
                                                             ----------

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                                        (5)